EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JULY 23, 2014 TO THE PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2014, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the AXA Large Cap Core Managed Volatility Portfolio (“Portfolio”).

Information Regarding

AXA Large Cap Core Managed Volatility Portfolio

With respect to the Portfolio, the table in the section of the Prospectus entitled “Who Manages the Portfolio – Adviser: Institutional Capital LLC (“ICAP”) – Portfolio Managers” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Jerrold K. Senser	Chief Executive Officer and Chief Investment Officer of ICAP	May 2007
Thomas Cole	Senior Executive Vice President and Deputy Chief Investment Officer of ICAP	July 2012
Andrew P. Starr	Executive Vice President and Director of Research of ICAP	July 2014
Matthew T. Swanson	Executive Vice President of ICAP	July 2014

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The second through fifth paragraphs in the section of the Prospectus entitled “Management of the Trust – The Advisers – Institutional Capital LLC” are deleted in their entirety and replaced with the following information:

Jerrold K. Senser, Thomas Cole, Andrew P. Starr, and Matthew T. Swanson, are jointly and primarily responsible for the day-to-day management of the Active Allocated Portion of the AXA Large Cap Core Managed Volatility Portfolio.

Jerrold K. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. He heads the investment committee and is a lead portfolio manager for all ICAP’s investment strategies. Mr. Senser joined ICAP in 1986 and has had portfolio management responsibilities since that time.

Thomas Cole serves as Senior Executive Vice President and Deputy Chief Investment Officer of ICAP. Mr. Cole is a senior member of the portfolio management team and serves as a member of ICAP’s Senior Leadership Committee. Mr. Cole joined ICAP in April 2012 and, prior thereto he served as Head of US Equities at UBS Global Asset Management for eleven years. Mr. Cole has over 27 years of investment management experience.

Andrew P. Starr, serves as Executive Vice President and Director of Research of ICAP. Mr. Starr joined ICAP in 1998. He also leads ICAP’s Energy and Basic Industries sector research.

Matthew T. Swanson, serves as Executive Vice President of ICAP and is a senior member of ICAP’s Global Research Team and Investment Committee. Mr. Swanson joined ICAP in 1999. He also leads ICAP’s Health Care sector research.

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